                                                                 EXHIBIT 99.4(b)


No.                                                                       Shares

                        Frank Russell Investment Company

                       As a Massachusetts Business Trust

                         Shares of Beneficial Interest


Account No._________ of   DIVERSIFIED EQUITY  Fund Cusip ____________
                          ------------------
                                            (See reverse for certain
                                                 definitions)

This Certifies That


is the registered owner of Fully Paid and Non-Assessable Shares ($.01 par value) of FRANK RUSSELL INVESTMENT COMPANY, a Massachusetts business trust (the "Trust") as a Series of Shares established and designated under the Master Trust Agreement of the Trust dated July 26, 1984, as amended from time to time (the "Trust Agreement"). The Terms of the Trust Agreement, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, are hereby incorporated by reference as fully as if set forth herein in their entirety. As provided in the Trust Agreement, the beneficial interest in the Trust has been divided into Shares of such Series as may be established and designated from time to time, and the Shares evidenced hereby represent the beneficial interest in an undivided proportionate part of the assets belonging to the above designated Series subject to the liabilities belonging to such Series. Such Series and other Series have the relative right and preferences set forth in the Trust Agreement, and the Trust will furnish to the holder of this certificate upon written request and without charge a statement of such relative rights and preferences. THE SHARES EVIDENCED HEREBY ARE SUBJECT TO REDEMPTION BY THE TRUST pursuant to the procedures that may be determined by the Trustees in accordance with the Trust Agreement. This certificate is issued by the Trustees of FRANK RUSSELL INVESTMENT COMPANY not individually but as Trustees under the Trust Agreement, and represents Shares of the above designated Series and does not bind any of the Trustees, Shareholders, Officers, Employees or Agents of the Trust personally but only the assets and property of the Trust. Subject to the provisions of the Trust Agreement, the Shares represented by this certificate are transferable upon the books of the Trust by the registered holder hereof in person or by his duly authorized attorney upon surrender of this certificate.

WITNESS the facsimile signature of the President of the Trust and the signature of its duly authorized agent. Date __________, 19__

                         Treasurer           President


                                     Shares
                                                   Countersigned:  State
                                                   Street Bank & Trust
                                                   Com.Transfer Agent
                                                   By:
                                                            Authorized Signature

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF FIGT MIN ACT ________Custodian________
TEN ENT - as tenants by the entireties               Cust)            (Minor)
JT TEN  - as joint tenants with right of
          survivorship and not as tenants      under Uniform Gifts to Minors Act
          in common                             ______________________
                                                      (State)

Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________
|                             |
|_____________________________|



________________________________________________________________________________
  (Please print or typewrite name and address, including zip code of assignee)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________ Shares of the
Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: __________________________

                              X__________________________________
                              X__________________________________

Notice: The signature to this assignment must correspond with the name(s) as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

No.                                                                       Shares

                        Frank Russell Investment Company

                       As a Massachusetts Business Trust

                         Shares of Beneficial Interest


Account No._________ of   SPECIAL GROWTH   Fund Cusip ____________
                          ---------------
                                            (See reverse for certain
                                              definitions)

This Certifies That


is the registered owner of Fully Paid and Non-Assessable Shares ($.01 par value) of FRANK RUSSELL INVESTMENT COMPANY, a Massachusetts business trust (the "Trust") as a Series of Shares established and designated under the Master Trust Agreement of the Trust dated July 26, 1984, as amended from time to time (the "Trust Agreement"). The Terms of the Trust Agreement, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, are hereby incorporated by reference as fully as if set forth herein in their entirety. As provided in the Trust Agreement, the beneficial interest in the Trust has been divided into Shares of such Series as may be established and designated from time to time, and the Shares evidenced hereby represent the beneficial interest in an undivided proportionate part of the assets belonging to the above designated Series subject to the liabilities belonging to such Series. Such Series and other Series have the relative right and preferences set forth in the Trust Agreement, and the Trust will furnish to the holder of this certificate upon written request and without charge a statement of such relative rights and preferences. THE SHARES EVIDENCED HEREBY ARE SUBJECT TO REDEMPTION BY THE TRUST pursuant to the procedures that may be determined by the Trustees in accordance with the Trust Agreement. This certificate is issued by the Trustees of FRANK RUSSELL INVESTMENT COMPANY not individually but as Trustees under the Trust Agreement, and represents Shares of the above designated Series and does not bind any of the Trustees, Shareholders, Officers, Employees or Agents of the Trust personally but only the assets and property of the Trust. Subject to the provisions of the Trust Agreement, the Shares represented by this certificate are transferable upon the books of the Trust by the registered holder hereof in person or by his duly authorized attorney upon surrender of this certificate.

WITNESS the facsimile signature of the President of the Trust and the signature of its duly authorized agent. Date __________, 19__

                         Treasurer           President


                                     Shares
                                                   Countersigned:  State
                                                   Street Bank & Trust
                                                   Com.Transfer Agent
                                                   By:
                                                            Authorized Signature

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF FIGT MIN ACT ________Custodian________
TEN ENT - as tenants by the entireties               (Cust)          (Minor)
JT TEN  - as joint tenants with right of
          survivorship and not as tenants      under Uniform Gifts to Minors Act
          in common                             ______________________
                                                      (State)

Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________
|                             |
|_____________________________|



________________________________________________________________________________
  (Please print or typewrite name and address, including zip code of assignee)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________ Shares of the
Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: __________________________

                              X__________________________________
                              X__________________________________

Notice: The signature to this assignment must correspond with the name(s) as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

No.                                                                       Shares

                        Frank Russell Investment Company

                       As a Massachusetts Business Trust

                         Shares of Beneficial Interest

Account No.____________ of   EQUITY INCOME   Fund Cusip ____________
                             --------------
                                            (See reverse for certain
                                              definitions)

This Certifies That


is the registered owner of Fully Paid and Non-Assessable Shares ($.01 par value) of FRANK RUSSELL INVESTMENT COMPANY, a Massachusetts business trust (the "Trust") as a Series of Shares established and designated under the Master Trust Agreement of the Trust dated July 26, 1984, as amended from time to time (the "Trust Agreement"). The Terms of the Trust Agreement, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, are hereby incorporated by reference as fully as if set forth herein in their entirety. As provided in the Trust Agreement, the beneficial interest in the Trust has been divided into Shares of such Series as may be established and designated from time to time, and the Shares evidenced hereby represent the beneficial interest in an undivided proportionate part of the assets belonging to the above designated Series subject to the liabilities belonging to such Series. Such Series and other Series have the relative right and preferences set forth in the Trust Agreement, and the Trust will furnish to the holder of this certificate upon written request and without charge a statement of such relative rights and preferences. THE SHARES EVIDENCED HEREBY ARE SUBJECT TO REDEMPTION BY THE TRUST pursuant to the procedures that may be determined by the Trustees in accordance with the Trust Agreement. This certificate is issued by the Trustees of FRANK RUSSELL INVESTMENT COMPANY not individually but as Trustees under the Trust Agreement, and represents Shares of the above designated Series and does not bind any of the Trustees, Shareholders, Officers, Employees or Agents of the Trust personally but only the assets and property of the Trust. Subject to the provisions of the Trust Agreement, the Shares represented by this certificate are transferable upon the books of the Trust by the registered holder hereof in person or by his duly authorized attorney upon surrender of this certificate.

WITNESS the facsimile signature of the President of the Trust and the signature of its duly authorized agent. Date __________, 19__

                         Treasurer           President


                                     Shares
                                                   Countersigned:  State
                                                   Street Bank & Trust
                                                   Com.Transfer Agent
                                                   By:
                                                            Authorized Signature

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF FIGT MIN ACT ________Custodian________
TEN ENT - as tenants by the entireties               (Cust)          (Minor)
JT TEN  - as joint tenants with right of
          survivorship and not as tenants      under Uniform Gifts to Minors Act
          in common                             ______________________
                                                      (State)

Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________
|                             |
|_____________________________|



________________________________________________________________________________
  (Please print or typewrite name and address, including zip code of assignee)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________ Shares of the
Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: __________________________

                              X__________________________________
                              X__________________________________

Notice: The signature to this assignment must correspond with the name(s) as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

No.                                                                       Shares

                        Frank Russell Investment Company

                       As a Massachusetts Business Trust

                         Shares of Beneficial Interest


Account No._________ of   DIVERSIFIED BOND   Fund Cusip ____________
                          -----------------
                                            (See reverse for certain
                                                  definitions)

This Certifies That


is the registered owner of Fully Paid and Non-Assessable Shares ($.01 par value) of FRANK RUSSELL INVESTMENT COMPANY, a Massachusetts business trust (the "Trust") as a Series of Shares established and designated under the Master Trust Agreement of the Trust dated July 26, 1984, as amended from time to time (the "Trust Agreement"). The Terms of the Trust Agreement, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, are hereby incorporated by reference as fully as if set forth herein in their entirety. As provided in the Trust Agreement, the beneficial interest in the Trust has been divided into Shares of such Series as may be established and designated from time to time, and the Shares evidenced hereby represent the beneficial interest in an undivided proportionate part of the assets belonging to the above designated Series subject to the liabilities belonging to such Series. Such Series and other Series have the relative right and preferences set forth in the Trust Agreement, and the Trust will furnish to the holder of this certificate upon written request and without charge a statement of such relative rights and preferences. THE SHARES EVIDENCED HEREBY ARE SUBJECT TO REDEMPTION BY THE TRUST pursuant to the procedures that may be determined by the Trustees in accordance with the Trust Agreement. This certificate is issued by the Trustees of FRANK RUSSELL INVESTMENT COMPANY not individually but as Trustees under the Trust Agreement, and represents Shares of the above designated Series and does not bind any of the Trustees, Shareholders, Officers, Employees or Agents of the Trust personally but only the assets and property of the Trust. Subject to the provisions of the Trust Agreement, the Shares represented by this certificate are transferable upon the books of the Trust by the registered holder hereof in person or by his duly authorized attorney upon surrender of this certificate.

WITNESS the facsimile signature of the President of the Trust and the signature of its duly authorized agent. Date __________, 19__

                         Treasurer           President


                                     Shares
                                                   Countersigned:  State
                                                   Street Bank & Trust
                                                   Com.Transfer Agent
                                                   By:
                                                            Authorized Signature

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF FIGT MIN ACT ________Custodian________
TEN ENT - as tenants by the entireties               (Cust)          (Minor)
JT TEN  - as joint tenants with right of
          survivorship and not as tenants      under Uniform Gifts to Minors Act
          in common                             ______________________
                                                      (State)

Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________
|                             |
|_____________________________|



________________________________________________________________________________
  (Please print or typewrite name and address, including zip code of assignee)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________ Shares of the
Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: __________________________

                              X__________________________________
                              X__________________________________

Notice: The signature to this assignment must correspond with the name(s) as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

No.                                                                       Shares

                       Frank Russell Investment Company

                       As a Massachusetts Business Trust

                         Shares of Beneficial Interest


Account No.______ of   VOLATILITY CONSTRAINED BOND  Fund Cusip ________
                       ---------------------------
                                            (See reverse for certain
                                                 definitions)

This Certifies That


is the registered owner of Fully Paid and Non-Assessable Shares ($.01 par value) of FRANK RUSSELL INVESTMENT COMPANY, a Massachusetts business trust (the "Trust") as a Series of Shares established and designated under the Master Trust Agreement of the Trust dated July 26, 1984, as amended from time to time (the "Trust Agreement"). The Terms of the Trust Agreement, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, are hereby incorporated by reference as fully as if set forth herein in their entirety. As provided in the Trust Agreement, the beneficial interest in the Trust has been divided into Shares of such Series as may be established and designated from time to time, and the Shares evidenced hereby represent the beneficial interest in an undivided proportionate part of the assets belonging to the above designated Series subject to the liabilities belonging to such Series. Such Series and other Series have the relative right and preferences set forth in the Trust Agreement, and the Trust will furnish to the holder of this certificate upon written request and without charge a statement of such relative rights and preferences. THE SHARES EVIDENCED HEREBY ARE SUBJECT TO REDEMPTION BY THE TRUST pursuant to the procedures that may be determined by the Trustees in accordance with the Trust Agreement. This certificate is issued by the Trustees of FRANK RUSSELL INVESTMENT COMPANY not individually but as Trustees under the Trust Agreement, and represents Shares of the above designated Series and does not bind any of the Trustees, Shareholders, Officers, Employees or Agents of the Trust personally but only the assets and property of the Trust. Subject to the provisions of the Trust Agreement, the Shares represented by this certificate are transferable upon the books of the Trust by the registered holder hereof in person or by his duly authorized attorney upon surrender of this certificate.

WITNESS the facsimile signature of the President of the Trust and the signature of its duly authorized agent. Date __________, 19__

                         Treasurer           President


                                     Shares
                                                   Countersigned:  State
                                                   Street Bank & Trust
                                                   Com.Transfer Agent
                                                   By:
                                                            Authorized Signature

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF FIGT MIN ACT ________Custodian________
TEN ENT - as tenants by the entireties               (Cust)          (Minor)
JT TEN  - as joint tenants with right of
          survivorship and not as tenants      under Uniform Gifts to Minors Act
          in common                             ______________________
                                                      (State)

Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________
|                             |
|_____________________________|



________________________________________________________________________________
  (Please print or typewrite name and address, including zip code of assignee)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________ Shares of the
Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: __________________________

                              X__________________________________
                              X__________________________________

Notice: The signature to this assignment must correspond with the name(s) as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

No.                                                                       Shares

                        Frank Russell Investment Company

                       As a Massachusetts Business Trust

                         Shares of Beneficial Interest


Account No._________ of   INTERNATIONAL SECURITIES  Fund Cusip ____________
                          ------------------------
                                            (See reverse for certain
                                                 definitions)

This Certifies That


is the registered owner of Fully Paid and Non-Assessable Shares ($.01 par value) of FRANK RUSSELL INVESTMENT COMPANY, a Massachusetts business trust (the "Trust") as a Series of Shares established and designated under the Master Trust Agreement of the Trust dated July 26, 1984, as amended from time to time (the "Trust Agreement"). The Terms of the Trust Agreement, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, are hereby incorporated by reference as fully as if set forth herein in their entirety. As provided in the Trust Agreement, the beneficial interest in the Trust has been divided into Shares of such Series as may be established and designated from time to time, and the Shares evidenced hereby represent the beneficial interest in an undivided proportionate part of the assets belonging to the above designated Series subject to the liabilities belonging to such Series. Such Series and other Series have the relative right and preferences set forth in the Trust Agreement, and the Trust will furnish to the holder of this certificate upon written request and without charge a statement of such relative rights and preferences. THE SHARES EVIDENCED HEREBY ARE SUBJECT TO REDEMPTION BY THE TRUST pursuant to the procedures that may be determined by the Trustees in accordance with the Trust Agreement. This certificate is issued by the Trustees of FRANK RUSSELL INVESTMENT COMPANY not individually but as Trustees under the Trust Agreement, and represents Shares of the above designated Series and does not bind any of the Trustees, Shareholders, Officers, Employees or Agents of the Trust personally but only the assets and property of the Trust. Subject to the provisions of the Trust Agreement, the Shares represented by this certificate are transferable upon the books of the Trust by the registered holder hereof in person or by his duly authorized attorney upon surrender of this certificate.

WITNESS the facsimile signature of the President of the Trust and the signature of its duly authorized agent. Date __________, 19__

                         Treasurer           President


                                     Shares
                                                   Countersigned:  State
                                                   Street Bank & Trust
                                                   Com.Transfer Agent
                                                   By:
                                                            Authorized Signature

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF FIGT MIN ACT ________Custodian________
TEN ENT - as tenants by the entireties               (Cust)           (Minor)
JT TEN  - as joint tenants with right of
          survivorship and not as tenants      under Uniform Gifts to Minors Act
          in common                             ______________________
                                                       (State)

Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________
|                             |
|_____________________________|



________________________________________________________________________________
  (Please print or typewrite name and address, including zip code of assignee)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________ Shares of the
Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: __________________________

                              X__________________________________
                              X__________________________________

Notice: The signature to this assignment must correspond with the name(s) as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

No.                                                                       Shares

                        Frank Russell Investment Company

                       As a Massachusetts Business Trust

                         Shares of Beneficial Interest


Account No._________ of   LIMITED VOLATILITY TAX FREE  Fund Cusip __________
                          ---------------------------
                                            (See reverse for certain
                                                  definitions)

This Certifies That


is the registered owner of Fully Paid and Non-Assessable Shares ($.01 par value) of FRANK RUSSELL INVESTMENT COMPANY, a Massachusetts business trust (the "Trust") as a Series of Shares established and designated under the Master Trust Agreement of the Trust dated July 26, 1984, as amended from time to time (the "Trust Agreement"). The Terms of the Trust Agreement, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, are hereby incorporated by reference as fully as if set forth herein in their entirety. As provided in the Trust Agreement, the beneficial interest in the Trust has been divided into Shares of such Series as may be established and designated from time to time, and the Shares evidenced hereby represent the beneficial interest in an undivided proportionate part of the assets belonging to the above designated Series subject to the liabilities belonging to such Series. Such Series and other Series have the relative right and preferences set forth in the Trust Agreement, and the Trust will furnish to the holder of this certificate upon written request and without charge a statement of such relative rights and preferences. THE SHARES EVIDENCED HEREBY ARE SUBJECT TO REDEMPTION BY THE TRUST pursuant to the procedures that may be determined by the Trustees in accordance with the Trust Agreement. This certificate is issued by the Trustees of FRANK RUSSELL INVESTMENT COMPANY not individually but as Trustees under the Trust Agreement, and represents Shares of the above designated Series and does not bind any of the Trustees, Shareholders, Officers, Employees or Agents of the Trust personally but only the assets and property of the Trust. Subject to the provisions of the Trust Agreement, the Shares represented by this certificate are transferable upon the books of the Trust by the registered holder hereof in person or by his duly authorized attorney upon surrender of this certificate.

WITNESS the facsimile signature of the President of the Trust and the signature of its duly authorized agent. Date __________, 19__

                         Treasurer           President


                                     Shares
                                                   Countersigned:  State
                                                   Street Bank & Trust
                                                   Com.Transfer Agent
                                                   By:
                                                            Authorized Signature

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF FIGT MIN ACT ________Custodian________
TEN ENT - as tenants by the entireties               (Cust)           (Minor)
JT TEN  - as joint tenants with right of
          survivorship and not as tenants      under Uniform Gifts to Minors Act
          in common                             ______________________
                                                       (State)

Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________
|                             |
|_____________________________|



________________________________________________________________________________
  (Please print or typewrite name and address, including zip code of assignee)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________ Shares of the
Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: __________________________

                              X__________________________________
                              X__________________________________

Notice: The signature to this assignment must correspond with the name(s) as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

No.                                                                       Shares

                        Frank Russell Investment Company

                       As a Massachusetts Business Trust

                         Shares of Beneficial Interest


Account No._______ of   U.S. GOVERNMENT MONEY MARKET  Fund Cusip ________
                        ----------------------------
                                            (See reverse for certain
                                                 definitions)

This Certifies That


is the registered owner of Fully Paid and Non-Assessable Shares ($.01 par value) of FRANK RUSSELL INVESTMENT COMPANY, a Massachusetts business trust (the "Trust") as a Series of Shares established and designated under the Master Trust Agreement of the Trust dated July 26, 1984, as amended from time to time (the "Trust Agreement"). The Terms of the Trust Agreement, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, are hereby incorporated by reference as fully as if set forth herein in their entirety. As provided in the Trust Agreement, the beneficial interest in the Trust has been divided into Shares of such Series as may be established and designated from time to time, and the Shares evidenced hereby represent the beneficial interest in an undivided proportionate part of the assets belonging to the above designated Series subject to the liabilities belonging to such Series. Such Series and other Series have the relative right and preferences set forth in the Trust Agreement, and the Trust will furnish to the holder of this certificate upon written request and without charge a statement of such relative rights and preferences. THE SHARES EVIDENCED HEREBY ARE SUBJECT TO REDEMPTION BY THE TRUST pursuant to the procedures that may be determined by the Trustees in accordance with the Trust Agreement. This certificate is issued by the Trustees of FRANK RUSSELL INVESTMENT COMPANY not individually but as Trustees under the Trust Agreement, and represents Shares of the above designated Series and does not bind any of the Trustees, Shareholders, Officers, Employees or Agents of the Trust personally but only the assets and property of the Trust. Subject to the provisions of the Trust Agreement, the Shares represented by this certificate are transferable upon the books of the Trust by the registered holder hereof in person or by his duly authorized attorney upon surrender of this certificate.

WITNESS the facsimile signature of the President of the Trust and the signature of its duly authorized agent. Date __________, 19__

                         Treasurer           President


                                     Shares
                                                   Countersigned:  State
                                                   Street Bank & Trust
                                                   Com.Transfer Agent
                                                   By:
                                                            Authorized Signature

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF FIGT MIN ACT ________Custodian________
TEN ENT - as tenants by the entireties                (Cust)          (Minor)
JT TEN  - as joint tenants with right of
          survivorship and not as tenants      under Uniform Gifts to Minors Act
          in common                             ______________________
                                                       (State)

Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________
|                             |
|_____________________________|



________________________________________________________________________________
  (Please print or typewrite name and address, including zip code of assignee)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________ Shares of the
Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: __________________________

                              X__________________________________
                              X__________________________________

Notice: The signature to this assignment must correspond with the name(s) as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.